SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐	Definitive Proxy Statement

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☒	Soliciting Material Pursuant to Rule 14a-12

Dynegy Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On November 29, 2010, Dynegy Inc. (“Dynegy” or the “Company”) issued the following statement:

"Dynegy continues its efforts to protect the interests of all of its stockholders. The Company has renewed an open strategic alternatives process to maximize value for all stockholders which is overseen by a Committee of Independent Directors of the Board. As part of the process Dynegy’s financial advisors will contact a broad group of potential strategic and financial buyers, including Seneca Capital and Icahn Associates, and an independent restructuring advisor will develop a plan for the company to continue on a stand-alone basis.  In addition we are engaging with Seneca Capital regarding the immediate appointment of a qualified, independent candidate to the Dynegy Board of Directors.

The Board recently instituted a narrowly tailored stockholder protection rights plan to ensure that no person could obtain a control or de facto control position in Dynegy without paying a premium to all stockholders.

Dynegy understands that it is facing challenges, as the ratings agencies have noted.  We look forward to maintaining an open and productive dialogue with our stockholders and believe the steps being taken by the Dynegy Board are indicative of our efforts to enhance stockholder value."

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contain statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward looking statements.”  Discussion of risks and uncertainties that could cause actual results to differ materially from current projections, forecasts, estimates and expectations of Dynegy is contained in Dynegy’s filings with the Securities and Exchange Commission (the “SEC”). Specifically, Dynegy makes reference to, and incorporates herein by reference, the section entitled “Risk Factors” in its most recent Form 10-K and subsequent reports on Form 10-Q, the section entitled “Cautionary Statement Regarding Forward-Looking Statements” in its definitive proxy statement filed with the SEC on October 4, 2010 and the section entitled “Forward-Looking Statements” in its preliminary consent revocation statement filed with the SEC on November 26, 2010.  In addition to the risks and uncertainties set forth in Dynegy’s SEC filings, the forward-looking statements described in this Form 8-K could be affected by, among other things, (i) the timing and anticipated benefits to be achieved through Dynegy’s 2010-2013 company-wide cost savings program; (ii) beliefs and assumptions relating to liquidity, available borrowing capacity and capital resources generally; (iii) expectations regarding environmental matters, including costs of compliance, availability and adequacy of emission credits, and the impact of ongoing proceedings and potential regulations or changes to current regulations, including those relating to climate change, air emissions, cooling water intake structures, coal combustion byproducts, and other laws and regulations to which Dynegy is, or could become, subject; (iv) beliefs about commodity pricing and generation volumes; (v) anticipated liquidity in the regional power and fuel markets in which Dynegy transacts, including the extent to which such liquidity could be affected by poor economic and financial market conditions or new regulations and any resulting impacts on financial institutions and other current and potential counterparties; (vi) sufficiency of, access to and costs associated with coal, fuel oil and natural gas inventories and transportation thereof; (vii) beliefs and assumptions about market competition, generation capacity and regional supply and demand characteristics of the wholesale power generation market, including the potential for a market recovery over the longer term; (viii) the effectiveness of Dynegy’s strategies to capture opportunities presented by changes in commodity prices and to manage its exposure to energy price volatility; (ix) beliefs and assumptions about weather and general economic conditions; (x) beliefs regarding the U.S. economy, its trajectory and its impacts, as well as Dynegy’s stock price; (xi) projected operating or financial results, including anticipated cash flows from operations, revenues and profitability; (xii) expectations regarding Dynegy’s revolver capacity, credit facility compliance, collateral demands, capital expenditures, interest expense and other payments; (xiii) Dynegy’s focus on safety and its ability to efficiently operate its assets so as to maximize its revenue generating opportunities and operating margins; (xiv) beliefs about the outcome of legal, regulatory, administrative and legislative matters;  (xv) expectations and estimates regarding capital and maintenance expenditures, including the Midwest Consent Decree and its associated costs; (xvi) statements related directly or indirectly to plans for a strategic alternatives process and the results thereof; and (xvii) uncertainties associated with the consent solicitation (the “Seneca Capital Solicitation”) engaged in by Seneca Capital International Master Fund, L.P., Seneca Capital, L.P., Seneca Capital Investments, L.P., Seneca Capital Investments, LLC, Seneca Capital International GP, LLC, Seneca Capital Advisors, LLC and Douglas A. Hirsch (“Seneca Capital”).  Any or all of Dynegy’s forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors, many of which are beyond Dynegy’s control.

WHERE YOU CAN FIND MORE INFORMATION

Dynegy filed a preliminary consent revocation statement with the SEC on November 26, 2010 (the “Preliminary Consent Revocation  Statement”) concerning the Seneca Capital Solicitation and Dynegy’s solicitation of revocations of any consents given to Seneca Capital with respect to certain proposals in the Seneca Capital Solicitation (the “Consent Revocation Solicitation”).  When completed, a definitive consent revocation statement (the “Definitive Consent Revocation Statement”) and a form of consent revocation will be mailed to the stockholders of Dynegy.  BEFORE MAKING ANY VOTING DECISION, DYNEGY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE CONSENT REVOCATION STATEMENT, WHEN FILED, CAREFULLY AND IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE SENECA CAPITAL SOLICITATION AND THE CONSENT REVOCATION SOLICITATION.  Dynegy’s stockholders are able to obtain, without charge, a copy of the Definitive Consent Revocation Statement, when filed, and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov.  Dynegy’s stockholders are also able to obtain, without charge, a copy of the Definitive Consent Revocation Statement, when filed, and other relevant documents by directing a request by mail or telephone to Dynegy Inc., Attn: Corporate Secretary, 1000 Louisiana Street, Suite 5800, Houston, Texas 77002, telephone: (713) 507-6400, or from the Dynegy’s website, http://www.dynegy.com.

PARTICIPANTS IN THE SOLICITATION

Dynegy and its directors and officers may be deemed to be participants in the Consent Revocation Solicitation from Dynegy’s stockholders .  Information about Dynegy’s directors and executive officers and their ownership of Dynegy’s common stock is set forth in the proxy statement for Dynegy’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on April 2, 2010.  Stockholders may obtain additional information regarding the interests of Dynegy and its directors and executive officers in the Seneca Capital Solicitation and the Consent Revocation Solicitation, which may be different than those of Dynegy’s stockholders generally, by reading the Definitive Consent Revocation Statement, when filed, and other relevant documents regarding the Consent Revocation Solicitation.